UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant  ☒                                                 Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MASIMO CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE
This Amendment No. 1 (this “Amendment”) to the definitive proxy statement on Schedule 14A filed by Masimo Corporation (the “Company”) with the Securities and Exchange Commission on May 24, 2023 (the “Proxy Statement”) is being filed solely to amend and restate Appendix E to correct certain errors in Appendix E of the Proxy Statement. Other than amending and restating Appendix E, this Amendment does not modify or update any other disclosures presented in the Proxy Statement. The version of the Proxy Statement that will be mailed to the Company’s stockholders will include the corrected Appendix E.
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| 2023 Proxy Statement

APPENDIX E

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Masimo, its directors, its director nominees and certain of its executive officers and employees are participants in the solicitation of proxies in connection with the Annual Meeting. The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the names and business addresses of our directors and director nominees and the names, present principal occupations and business addresses of our executive officers and employees who are considered to be “participants” in our solicitation of proxies from our stockholders in connection with the Annual Meeting (collectively, the “Participants”).

DIRECTORS AND NOMINEES
The principal occupations of our directors and director nominees are described in the section captioned “Our Board of Directors.” The names of our directors and director nominees are below. The business address of each of the directors and director nominees is 52 Discovery, Irvine, California 92618.
Name
Julie A. Shimer, Ph.D.
H Michael Cohen
Joe Kiani
Adam Mikkelson
Craig Reynolds

OFFICERS AND EMPLOYEES
The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company and the business address for each person is 52 Discovery, Irvine, California 92618.

Name	Title

Joe Kiani	Chief Executive Officer & Chairman of the Board
Micah Young	Executive Vice President, Chief Financial Officer
Bilal Muhsin	Chief Operating Officer
Tao Levy	Executive Vice President, Business Development
Tom McClenahan	Executive Vice President, General Counsel & Corporate Secretary
Blair Tripodi	Chief Operating Officer, Consumer Division
Eli Kammerman	Vice President, Business Development and Investor Relations

INFORMATION REGARDING OWNERSHIP OF MASIMO’S SECURITIES BY PARTICIPANTS
The number of shares of common stock of the Company held as of March 31, 2023 by the Participants who are directors or executive officers is set forth in the section titled “Ownership of our Stock - Security Ownership of Certain Beneficial Owners and Management” of this Proxy Statement.
The following table sets forth the number of shares of common stock of the Company held as of March 31, 2023 by the employees of the Company that are not executive officers but who are deemed Participants in our solicitation of proxies. The Company is unaware of any Participant who owns any securities of the Company of record that such Participant does not own beneficially, except as described in this Proxy Statement.

| 2023 Proxy Statement

NAME	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
Eli Kammerman	301
INFORMATION REGARDING TRANSACTIONS IN MASIMO’S SECURITIES BY PARTICIPANTS — LAST TWO YEARS
The following table sets forth information regarding purchases and sales of Masimo’s securities by each Participant from January 1, 2021 to May 24, 2023. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D)	*Transaction Code
Adam Mikkelson	05/27/2021	749	0	A	M
Adam Mikkelson	05/27/2021	749	0	D	M
Adam Mikkelson	05/27/2021	922	0	A	A
Adam Mikkelson	01/10/2022	600	0	D	S
Adam Mikkelson	01/18/2022	600	0	D	S
Adam Mikkelson	01/24/2022	600	0	D	S
Adam Mikkelson	05/26/2022	922	0	A	M
Adam Mikkelson	05/26/2022	922	0	D	M
Adam Mikkelson	05/26/2022	1,435	0	A	A
Craig B. Reynolds	01/11/2021	10,000	0	A	M
Craig B. Reynolds	01/11/2021	10,000	0	D	S
Craig B. Reynolds	01/11/2021	10,000	0	D	M
Craig B. Reynolds	05/27/2021	749	0	A	M
Craig B. Reynolds	05/27/2021	749	0	D	M
Craig B. Reynolds	05/27/2021	922	0	A	A
Craig B. Reynolds	05/26/2022	922	0	A	M
Craig B. Reynolds	05/26/2022	922	0	D	M
Craig B. Reynolds	05/26/2022	1,435	0	A	A
H Michael Cohen	05/27/2021	749	0	A	M
H Michael Cohen	05/27/2021	749	0	D	M
H Michael Cohen	05/27/2021	922	0	A	A
H Michael Cohen	05/26/2022	922	0	A	M
H Michael Cohen	05/26/2022	922	0	D	M
H Michael Cohen	05/26/2022	1,435	0	A	A
Joe E. Kiani	01/02/2021	20,000	0	A	M
Joe E. Kiani	01/02/2021	20,000	0	D	M
Joe E. Kiani	01/07/2021	0	1,542	D	S (By Trust)
Joe E. Kiani	01/08/2021	0	52,698	D	S (By Trust)
Joe E. Kiani	01/11/2021	0	9,034	D	S (By Trust)
Joe E. Kiani	01/12/2021	0	3,403	D	S (By Trust)
Joe E. Kiani	02/22/2021	145,944	0	A	A
Joe E. Kiani	02/26/2021	39,563	0	A	A
Joe E. Kiani	10/26/2021	0	2,600	D	S (By Trust)
Joe E. Kiani	10/26/2021	0	27,332	D	S (By Trust)
Joe E. Kiani	10/27/2021	0	19,853	D	S (By Trust)
Joe E. Kiani	10/29/2021	0	18,967	D	S (By Trust)

| 2023 Proxy Statement

Joe E. Kiani	11/01/2021	0	3,429	D	S (By Trust)
Joe E. Kiani	11/02/2021	0	8,223	D	S (By Trust)
Joe E. Kiani	11/02/2021	0	15,223	D	S (By Trust)
Joe E. Kiani	11/03/2021	0	200	D	S (By Trust)
Joe E. Kiani	11/04/2021	0	4,173	D	S (By Trust)
Joe E. Kiani	11/12/2021	0	8,549	D	S (By Trust)
Joe E. Kiani	11/15/2021	0	27,599	D	S (By Trust)
Joe E. Kiani	11/16/2021	0	2,440	D	S (By Trust)
Joe E. Kiani	11/17/2021	0	32,597	D	S (By Trust)
Joe E. Kiani	11/18/2021	0	20,399	D	S (By Trust)
Joe E. Kiani	11/19/2021	0	8,416	D	S (By Trust)
Joe E. Kiani	01/01/2022	0	2	D	S (in Retirement Savings Plan)
Joe E. Kiani	01/02/2022	20,000	0	A	M
Joe E. Kiani	01/02/2022	10,561	0	D	F
Joe E. Kiani	01/02/2022	20,000	0	D	M
Joe E. Kiani	02/14/2022	93,032	0	A	A
Joe E. Kiani	02/14/2022	48,982	0	D	F
Joe E. Kiani	02/22/2022	63,621	0	A	A
Joe E. Kiani	11/11/2022	0	1,201	A	P (By Trust)
Joe E. Kiani	11/11/2022	0	2,969	A	P (By Trust)
Joe E. Kiani	11/11/2022	0	2,514	A	P (By Trust)
Joe E. Kiani	11/11/2022	0	1,100	A	P (By Trust)
Joe E. Kiani	11/14/2022	0	15,157	A	P (By Trust)
Joe E. Kiani	11/14/2022	0	16,537	A	P (By Trust)
Joe E. Kiani	11/14/2022	0	300	A	P (By Trust)
Joe E. Kiani	12/15/2022	0	1,063	A	P (By Trust)
Joe E. Kiani	12/15/2022	0	2,397	A	P (By Trust)
Joe E. Kiani	12/15/2022	0	2,039	A	P (By Trust)
Joe E. Kiani	12/15/2022	0	1,541	A	P (By Trust)
Joe E. Kiani	03/03/2023	50,161	0	A	A
Joe E. Kiani	03/03/2023	26,410	0	D	F
Joe E. Kiani	03/03/2023	42,251	0	A	A
Joe E. Kiani	03/17/2023	42,735	0	D	G
Joe E. Kiani	03/17/2023	0	42,735	A	G
Julie Ann Shimer	05/27/2021	749	0	A	M
Julie Ann Shimer	05/27/2021	749	0	D	M
Julie Ann Shimer	05/27/2021	922	0	A	A
Julie Ann Shimer	05/26/2022	922	0	A	M
Julie Ann Shimer	05/26/2022	922	0	D	M
Julie Ann Shimer	05/26/2022	1,435	0	A	A
Bilal Muhsin	02/22/2021	14,593	0	A	A
Bilal Muhsin	02/26/2021	7,912	0	A	A
Bilal Muhsin	02/14/2022	9,302	0	A	A
Bilal Muhsin	02/22/2022	12,724	0	A	A
Bilal Muhsin	03/03/2023	10,032	0	A	A
Bilal Muhsin	03/03/2023	5,302	0	D	F

| 2023 Proxy Statement

Bilal Muhsin	03/03/2023	8,802	0	A	A
Blair Tripodi	03/03/2023	6,721	0	A	A
Micah W. Young	02/22/2021	14,593	0	A	A
Micah W. Young	02/26/2021	3,956	0	A	A
Micah W. Young	04/08/2021	2,087	0	A	M
Micah W. Young	04/08/2021	2,087	0	D	M
Micah W. Young	04/08/2021	2,087	0	D	S
Micah W. Young	11/12/2021	3,700	0	D	S
Micah W. Young	02/14/2022	9,302	0	A	A
Micah W. Young	02/22/2023	6,362	0	A	A
Micah W. Young	03/03/2023	5,016	0	A	A
Micah W. Young	03/03/2023	2,663	0	D	F
Micah W. Young	03/03/2023	8,802	0	A	A
Tao Levy	02/22/2021	14,593	0	A	A
Tao Levy	02/26/2021	3,956	0	A	A
Tao Levy	12/06/2021	3,000	0	D	S
Tao Levy	02/14/2022	9,302	0	A	A
Tao Levy	02/22/2023	6,362	0	A	A
Tao Levy	03/03/2023	5,016	0	A	A
Tao Levy	03/03/2023	2,672	0	D	F
Tao Levy	03/03/2023	5,441	0	A	A
Tom S. McClenahan	01/02/2021	2,000	0	A	M
Tom S. McClenahan	01/02/2021	786	0	D	F
Tom S. McClenahan	01/02/2021	2,000	0	D	M
Tom S. McClenahan	02/22/2021	14,593	0	A	A
Tom S. McClenahan	02/26/2021	3,956	0	A	A
Tom S. McClenahan	04/30/2021	500	0	A	P
Tom S. McClenahan	05/03/2021	500	0	A	P
Tom S. McClenahan	05/11/2021	500	0	A	P
Tom S. McClenahan	01/02/2022	2,000	0	A	M
Tom S. McClenahan	01/02/2022	1,084	0	D	F
Tom S. McClenahan	01/02/2022	2,000	0	D	M
Tom S. McClenahan	02/14/2022	9,302	0	A	A
Tom S. McClenahan	02/22/2022	6,362	0	A	A
Tom S. McClenahan	03/03/2023	8,802	0	A	A
Tom S. McClenahan	03/03/2023	5,016	0	A	A
Tom S. McClenahan	03/03/2023	2,668	0	D	F
Eli Kammerman	2/25/2022	338	0	D	M
Eli Kammerman	2/25/2022	3	0	D	M
Eli Kammerman	2/25/2022	600	0	D	M
Eli Kammerman	2/25/2022	13	0	D	M
Eli Kammerman	2/25/2022	746	0	D	M
Eli Kammerman	2/25/2022	300	0	D	M
Eli Kammerman	3/10/2022	1,600	0	D	M
Eli Kammerman	3/22/2022	51	0	A	A
Eli Kammerman	3/22/2022	98	0	A	A
Eli Kammerman	3/22/2022	72	0	A	A
Eli Kammerman	5/12/2022	51	0	D	F

| 2023 Proxy Statement

Eli Kammerman	5/12/2022	98	0	D	F
Eli Kammerman	5/12/2022	72	0	D	F
Eli Kammerman	3/22/2023	52	0	A	A
Eli Kammerman	3/22/2023	95	0	A	A
Eli Kammerman	3/22/2023	81	0	A	A
Eli Kammerman	3/22/2023	73	0	A	A
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*	Transaction Codes:
A:	Grant, award, or other acquisition of securities from the company (such as an option)
D:	Disposition to the issuer of issuer equity securities pursuant to Rule 16b-3(e)
F:	Payment of exercise price or tax liability by delivering or withholding securities
G:	Bona fide gift form of any clauses
M:	Exercise or conversion of derivative security
P:	Open market or private purchase of non-derivative or derivative security
S:	Open market or private sale of securities

MISCELLANEOUS INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Except as described in the proxy statement or this Appendix E, to Masimo’s knowledge: none of the Participants or their associates (i) during the past ten (10) years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) beneficially owns, directly or indirectly, any shares or other securities of Masimo or any of Masimo’s subsidiaries; or (iii) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix E or the proxy statement, neither Masimo nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Appendix E or the proxy statement, none of the Participants or any of their associates has (i) any arrangements or understandings with any person with respect to any future employment by Masimo or its affiliates or with respect to any future transactions to which Masimo or any of its affiliates will or may be a party; or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of Masimo’s last fiscal year or any currently proposed transactions, to which Masimo or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

| 2023 Proxy Statement